Leading Development of Radiopharmaceuticals to Detect and Treat Cancer

Mark R Baker

CEO

Jefferies Healthcare Conference

June 6, 2019

Progenics Pharmaceuticals®

Find Fight and Follow®

Disclosure notice

This presentation contains projections and other "forward-looking statements" regarding future events. Statements contained in this communication that refer to Progenics' estimated or anticipated future results or other non-historical facts are forward-looking statements that reflect Progenics' current perspective of existing trends and information as of the date of this communication and include statements regarding Progenics' strategic and operational plans and delivering value for shareholders. Forward looking statements generally will be accompanied by words such as "anticipate," "believe," "plan," "could," "should," "estimate," "expect," "forecast," "outlook," "guidance," "intend," "may," "might," "will," "possible," "potential," "predict," "project," or other similar words, phrases or expressions. Such statements are predictions only, and are subject to risks and uncertainties that could cause actual events or results to differ materially. These risks and uncertainties include, among others, the costs and management distraction attendant to a proxy contest; market acceptance for approved products; the risk that the commercial launch of AZEDRA may not meet revenue and income expectations; the cost, timing and unpredictability of results of clinical trials and other development activities and collaborations; the unpredictability of the duration and results of regulatory review of New Drug Applications (NDA) and Investigational NDAs; the inherent uncertainty of outcomes in the intellectual property disputes such as the dispute with the University of Heidelberg regarding PSMA-617; our ability to successfully develop and commercialize products that incorporate licensed intellectual property; the effectiveness of the efforts of our partners to market and sell products on which we collaborate and the royalty revenue generated thereby; generic and other competition; the possible impairment of, inability to obtain and costs of obtaining intellectual property rights; possible product safety or efficacy concerns, general business, financial, regulatory and accounting matters, litigation and other risks. More information concerning Progenics and such risks and uncertainties is available on its website, and in its press releases and reports it files with the SEC, including those risk factors included in its Annual Report on Form 10-K for the year ended December 31, 2018, as updated in its subsequent Quarterly Reports on Form 10-Q. Progenics is providing the information in this presentation as of its date and, except as expressly required by law, Progenics disclaims any intent or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or circumstances or otherwise.

Additional information concerning Progenics and its business may be available in press releases or other public announcements and public filings made after this presentation. For more information, please visit www.progenics.com. Information on or accessed through our website or social media sites is not included in the company's SEC filings.

Important Additional Information and Where to Find It

Progenics has filed a definitive proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies for its 2019 Annual Meeting of Shareholders. **Progenics' shareholders are strongly encouraged to read the definitive proxy statement (including any amendments or supplements thereto) and the accompanying WHITE proxy card because they contain important information.** Shareholders may obtain copies of Progenics' 2019 proxy statement, any amendments or supplements to the proxy statement, and other documents filed by Progenics with the SEC in connection with its 2019 Annual Meeting of Shareholders when they become available and for no charge at the SEC's website at www.sec.gov. Copies will also be available for no charge in the Investors section of Progenics' website at www.progenics.com.

Certain Information Regarding Participants

Progenics, its directors, executive officers and certain employees may be deemed participants in the solicitation of proxies from shareholders in connection with Progenics' 2019 Annual Meeting of Shareholders. Information regarding these participants, including their respective direct or indirect interests by security holdings or otherwise, is set forth in the definitive proxy statement for Progenics' 2019 Annual Meeting of Shareholders, which can be obtained free of charge from the sources indicated above.

This presentation may not be copied, reproduced, altered or disseminated in any manner or medium without written consent of Progenics.

Our Mission

FIND FIGHT AND FOLLOW®

Leading Development of Radiopharmaceuticals to Detect and Treat Cancer

AZEDRA® (iobenguane I 131) for Ultra Orphan neuroendocrine tumors (NET)

First FDA-approved treatment for adults and pediatric patients 12 years and older with iobenguane scan positive, unresectable, locally advanced or metastatic pheochromocytoma or paraganglioma who require systemic anticancer therapy

AZEDRA®
iobenguane I 131 injection for intravenous use

Prostate-specific membrane antigen (PSMA) – Portfolio for Prostate Cancer

Imaging and therapeutics agents designed to improve diagnosis, treatment and monitoring of prostate cancer



Robust Product Pipeline



Preclinical
Phase 1
Phase 2
Phase 3
Filing
Marketed
ULTRA-ORPHAN RADIOTHERAPEUTIC
AZEDRA®
Metastatic Pheochromocytoma & Paraganglioma
APPROVED
PROSTATE CANCER
PyL™
PSMA-targeted PET/CT Imaging Agent
Developed in US by Progenics
Licensed in Europe
CURIUM™
1095
PSMA-targeted Small Molecule Therapeutic
1404
PSMA-targeted SPECT/CT Imaging Agent
Licensed in Europe
ROTOP
PSMA-TTC
Thorium Conjugate Therapeutic
BAYER
aBSI
Automated Bone Scan Index
PSMA AI
Automated reading of PSMA images based on AI and deep learning
OIC TREATMENT
RELISTOR® SC
Opioid-induced Constipation
BAUSCH Health
RELISTOR® Tablets
Opioid-induced Constipation
BAUSCH Health

Continuing to Capture Value

- ✓ Generating revenue in 2019 for shareholders
- ✓ Completing pivotal enrollment for Phase 3 trial in 2019
- ✓ Phase 2 trial initiated in Q2 2019
- ✓ Strategic partnerships to accelerate development of PSMA portfolio
- ✓ Expected to break even in 2019
- ✓ Realizing value through royalty stream and milestones; partial monetization already completed

Progenics Pharmaceuticals®
Find Fight and Follow®

AZEDRA® (iobenguane I 131)

First and only FDA-approved treatment for adults and pediatric patients 12 years and older with iobenguane scan positive, unresectable, locally advanced or metastatic pheochromocytoma or paraganglioma who require systemic anticancer therapy

Please see full Prescribing Information at AZEDRA.com.

Pheochromocytoma and paraganglioma (PPGL) are very rare diseases with devastating patient burden

652–2,608 patients diagnosed each year in the US[1,2]

If PPGL tumors are not diagnosed and appropriately treated, the disease will likely be fatal[3]

The 5-year OS for malignant PPGL can be **as low as 12%[4]**



15% of cases are advanced **at diagnosis[1]**

16.4% of apparently benign PPGL cases experience disease **recurrence after surgery[3]**

References: **1.** Martucci VL, Pacak K. *Curr Probl Cancer*. 2014;38(1):7-41. **2.** US Census Bureau. US and World Population Clock. https://www.census.gov/popclock/. Accessed October 1, 2017. **3.** Kantorovich V, Eisenhofer G, Pacak K. *Ann N Y Acad Sci*. 2009;1148:462-468. **4.** Park J, Song C, Park M, et al. *Korean J Urol*. 2011;52:241-246.

AZEDRA® iobenguane I 131 injection for intravenous use

The leading causes of death in advanced PPGL are tumor progression and symptoms related to catecholamine secretion

PPGL tumors produce **"fight or flight"** hormones, which can **overwhelm the nervous system** and cause the **spontaneous onset of multiple symptoms**[1]



Control tumor growth



Tumor progression is the most frequent cause of death.[2]

\+

Reduce symptoms



Symptoms related to catecholamine secretion such as hypertension **cause up to 30% of metastatic/malignant PPGL deaths.**[2]

Reference: **1.** Gunawardane PTK, Grossman A. *Adv Exp Med Biol.* 2017;956:239-259. **2.** Baudin E, Habra MA, Deschamps F, et al. *Eur J Endocrinol.* 2014;171(3):R111-R122.

AZEDRA iobenguane I 131 injection for intravenous use

AZEDRA delivers radiation directly to PPGL tumors

AZEDRA Mechanism of Action

AZEDRA treats PPGL by targeting the norepinephrine transporter[1], highly expressed in PPGL tumors[2]

Every AZEDRA molecule carries with it what is needed to kill the tumor[1,2]

With the high specific activity of AZEDRA, each molecule has the potential to hit its intended target 1,000 out of 1,000 times[1], compared to conventional MIBG, which reaches its target 3 out of 1,000 times[2]



References: **1.** AZEDRA [prescribing information]. New York, NY: Progenics Pharmaceuticals, Inc.; 2018. **2.** Barrett JA, et al. *Cancer Biother Radiopharm.* 2010;25(3):299-308.

AZEDRA® iobenguane I 131 injection for intravenous use

AZEDRA was shown to help address the dual goals of treating advanced PPGL: tumor reduction and symptom control

AZEDRA was shown to reduce the size of tumors

Secondary Endpoint

Overall tumor response measured by RECIST (Response Evaluation Criteria in Solid Tumors version 1.0)[1]

- **22% of patients treated with AZEDRA achieved a partial response (n=15/68)[1]**
- **53% of responders experienced durable tumor responses lasting 6 months or longer (n=8/15)[1]**

AZEDRA was proven to reduce the need for antihypertensive medication

Primary Endpoint

Proportion of patients who experienced a 50% or greater reduction of all antihypertensive medication(s) lasting for at least six months[1]

- **25% of patients treated with AZEDRA achieved the primary endpoint (n=17/68)[1]**

AZEDRA iobenguane I 131 injection for intravenous use

References: **1.** AZEDRA [prescribing information]. New York, NY: Progenics Pharmaceuticals, Inc.; 2018..

AZEDRA Safety Profile

Adverse Reactions Occurring in ≥10% of Patients with PPGL Receiving Therapeutic Dose of AZEDRA in Studies IB12B and IB12

Adverse Reaction	All Grades[a], (%)	Grades[a] 3 - 4, (%)
Hematologic[b]		
Lymphopenia	96	78
Anemia	93	24
Thrombocytopenia	91	50
Neutropenia	84	59
Gastrointestinal		
Nausea	78	16
Vomiting[c]	58	10
Dry mouth	48	2
Sialadenitis[d]	39	1
Diarrhea	25	3
Abdominal pain[e]	23	6
Constipation	19	7
Oropharyngeal pain	14	0
Dyspepsia	10	0
General		
Fatigue[f]	71	26
Pyrexia	14	2
Injection site pain	10	0
Hyperhidrosis	10	0
Alopecia	10	0
Infections		
Upper respiratory tract infection[g]	16	2
Urinary tract infection	11	1

Adverse Reaction	All Grades[a], (%)	Grades[a] 3 - 4, (%)
Investigations[b]		
Increased international normalized ratio[h]	85	18
Increased blood alkaline phosphatase	53	5
Increased aspartate aminotransferase	50	2
Increased alanine aminotransferase	43	2
Metabolism and nutrition		
Decreased appetite	30	5
Dehydration	16	4
Decreased weight	16	1
Musculoskeletal and connective tissue disorders		
Back pain	17	2
Pain in extremity	15	0
Nervous system		
Dizziness[i]	34	13
Headache	32	6
Dysgeusia[j]	24	1
Respiratory, thoracic, and mediastinal disorders		
Cough	18	0
Dyspnea	18	7
Vascular		
Hypotension	24	4
Hypertension[k]	20	11
Tachycardia	10	3

The following clinically significant adverse reactions were observed in < 10% of patients treated with AZEDRA:

Cardiac: palpitations (9%), syncope and presyncope (8%)

Endocrine: decreased TSH (5%), hypothyroidism (3%)

Gastrointestinal: dysphagia (7%), abdominal distension (6%), gastroesophageal reflux disease (6%), stomatitis (3%)

General: insomnia (9%), chills (8%), chest pain (6%)

Infections: candida infection (6%)

Investigations: prolonged prothrombin time (9%)

Musculoskeletal and connective tissue: arthralgia (8%), neck pain (8%), pain in jaw (7%), muscle spasms (6%)

Renal and urinary disorders: proteinuria (9%), renal failure (7%)

Respiratory: epistaxis (9%), nasal congestion (7%), pulmonary embolism (3%)

Skin and subcutaneous tissue: dry skin (8%), rash (8%), petechiae (7%)

[a] NCI CTCAE version 3.0.
[b] Based on laboratory data.
[c] Includes vomiting and retching.
[d] Includes sialoadenitis, salivary gland pain, and salivary gland enlargement.
[e] Includes abdominal pain, abdominal pain upper, and abdominal pain lower.
[f] Incudes fatigue, asthenia.
[g] Includes upper respiratory tract infection, sinusitis, rhinorrhea, upper-airway cough syndrome, nasopharyngitis.
[h] Only assessed in Study IB12B (N=68).
[i] Includes dizziness and dizziness postural.
[j] Includes dysgeusia, hypogeusia and ageusia.
[k] Includes blood pressure increased and hypertension.

Reference: **1.** AZEDRA [prescribing information]. New York, NY: Progenics Pharmaceuticals, Inc.; 2018.

AZEDRA iobenguane I 131 injection for intravenous use

AZEDRA's on-boarding process

Nuclear Medicine Readiness

Centers begin process following FDA approval

Administrative Readiness

Infrastructure
Sites must have adequate facilities (lead lined rooms) and adequate supplies (shielding) to treat with radiopharmaceuticals

Hospital Licensing
Must have a radioactive materials license and be licensed to handle I-131 to administer AZEDRA

Training
Intensive training on dose preparation, administration, radiation safety and dosimetry are required

Payer Reimbursement
No payer has declined coverage to date

Radio-Pharmacy
Unique, customized drug presentation across each nuclear center

Committee Approvals
P&T and Radiation Safety Committee approvals needed before product can be ordered

Center ready to Administer

Progress as of May 9:

- ✓ 12 treatment centers ready to treat; 22 treatment requests received
- ✓ Remaining treatment centers expected to be ready to treat by year-end 2019 and to total ~30
- ✓ Expected revenue in Q2 2019

Progenics has been working diligently on all the necessary steps to help sites reach the point when they can administer treatment

AZEDRA® iobenguane I 131 injection for intravenous use

PSMA-Targeted Pipeline

Progenics Pharmaceuticals®
Find Fight and Follow®

PSMA-targeted imaging and therapy has potential across the course of prostate cancer


PyL expected usage
PSA increase
Surgery or RT +/− ADT
ADT
Chemo
Post Chemo
1095 expected usage
PSMA TTC expected usage
Localized prostate cancer
Recurrent/ castrate-sensitive disease
Castrate-resistant disease
Time

1095: PSMA targeted small molecule theranostic for prostate cancer

- **1095 delivers a targeted radiation dose to prostate cancer utilizing I-131**
  - I-131 has a longer range and higher energy that could potentially improve efficacy for bulky lesions
  - Iodine has been used widely in other cancer therapeutics, is broadly available with a ready supply, and has a known safety profile

- **Unmet need well-established**
  - High medical need for targeted drug with different MoA; attractive to patients and HCPs
  - Nearly all patients fail NAADs
  - Growing patient population unwilling or unable to receive chemotherapy



Progenics Pharmaceuticals
Find Fight and Follow

1095 was shown to markedly reduce prostate-specific antigen levels and bone pain



Best PSA Response in 25 patients
*
100
0
-100
% Change in PSA
0
5
10
15
20
25
Patient number

German compassionate use setting in advanced prostate cancer in a heavily pretreated group of 25 evaluable patients



Sept. 2011 ^{124}I-MIP-1095 PET | Oct. 2011 1st Therapy | 2nd Feb. 2012 ^{68}Ga-PSMA-11 PET | 13 Feb. 2012 2nd Therapy | May 2012 ^{68}Ga-PSMA-11 PET | July 2012 3rd Therapy

70% of patients had a ≥ 50% PSA decline after the first therapeutic dose

References: **1.** Zechmann et al. *Eur J Nucl Med Mol Imaging*, 2014.; **2.** Afshar-Oromieh et al. *Eur J Nucl Med Mol Imaging*, 2017.

Progenics Pharmaceuticals
Find Fight and Follow

1095: Multicenter Phase 2 trial initiated

Objective: Evaluating 1095 plus enzalutamide in metastatic castration-resistant prostate cancer (mCRPC) patients who are PSMA-avid, chemotherapy-naïve, and progressed on abiraterone

Primary Endpoint: PSA response rate according to Prostate Cancer Clinical Trials Working Group 3 (PCWG3) criteria

~15 sites in the US and Canada | Total planned subjects: N~120



Enrollment
Perform 18F-DCFPyl PET/CT
Randomization 2:1
I-131 1095 + enzalutamide vs enzalutamide
Stratification by risk group
I-131 1095 + enzalutamide QD
~1 year
Enzalutamide QD
Survival follow-up ~1 year

1095 Development Timeline



2019
2020
2021
ARROW Phase 2
Phase 2 Initiated
Q2 2019
Phase 2 Data Review*
Phase 2 Enrollment Complete*

Based on the early data in this open label study, we will evaluate initiating a pivotal trial of 1095 in 2020

* Indicates anticipated events based on the company's expectations.

Progenics Pharmaceuticals
Find Fight and Follow

Asserting ownership of PSMA-617 intellectual property, including composition of matter patent

PSMA-617 is a PSMA-targeted radiotherapeutic in Phase 3 development by Endocyte

- Progenics is asserting ownership rights relating to PSMA-617 in litigation in a German Court
- These patents were licensed to ABX and then to Endocyte in violation of the rights of Molecular Insight Pharmaceuticals (MIP), a wholly-owned subsidiary of Progenics
- MIP's rights arise from an agreement between MIP and the University of Heidelberg under which the University conducted sponsored research for MIP
- Endocyte has intervened in the German litigation

Progenics Pharmaceuticals® *Find Fight and Follow®*

PyL™: PSMA-targeted PET/CT imaging agent

*" PSMA imaging study found a high impact on management intent, with a planned management change in **51%** of patients."*

Roach, PJ. et al, JNM 2017

- Enables visualization of both bone and soft tissue metastases
- Highly specific to prostate cancer cells, not confounded by degenerative or inflammatory conditions
- Very high standardized uptake values (SUV) even in small lesions
- Identified more lesions than conventional imaging
- PyL Research Access Program™ underway



Image from OSPREY Study

Progenics Pharmaceuticals®
Find Fight and Follow®

PyL OSPREY trial results support advancement into Phase 3

- Demonstrated high sensitivity in detecting distant metastatic prostate cancer lesions
- Demonstrated high specificity in confirming the absence of pelvic lymph node disease
- Associated strong positive predictive values (PPV) and negative predictive value (NPV) of PyL imaging in these disease settings
- Phase 3 trial design will use endpoint based on PPV parameters

	COHORT A	COHORT B
Objective	Detect prostate cancer in pelvic lymph nodes in patients with high risk locally advanced prostate cancer	Detect prostate cancer in distant metastases in patients with metastatic or recurrent disease
N	268	117
Specificity	96%–99%	*Not evaluated; Cohort B suspected to have disease*
Negative Predictive Value	81%–84%	*Not evaluated; Cohort B suspected to have disease*
Sensitivity	31%–42%	93%–99%
Positive Predictive Value	78%–91%	81%–88%

** Trial achieved co-primary endpoint for specificity in Cohort A; did not meet co-primary endpoint for sensitivity in Cohort A. Secondary endpoints included: sensitivity in Cohort B; PPV and NPV in Cohort A; and, PPV in Cohort B.44*

Progenics Pharmaceuticals
Find Fight and Follow

PyL CONDOR Phase 3 Trial

Objective: To evaluate the diagnostic performance & clinical impact of 18F-DCFPyL PET/CT imaging in patients with suspected biochemical recurrence (BCR) of prostate cancer

Primary Endpoint: Correct Localization Rate (CLR), defined as percentage of subjects with a one-to-one correspondence between localization of at least one lesion identified on 18F-DCFPyL PET/CT imaging and the composite truth standard.

~15 sites in the US and Canada | Total planned subjects: N~200

PyL Development Timeline

2018 | 2019 | 2020 | 2021

CONDOR Phase 3

IND Filed
October 2016

First Patient Dosed
November 2018

Enrollment Completed*
Q4 2019

Topline Results*
Q1 2020

NDA Submission*
H2 2020

Approval*
H2 2021

First patient dosed November 2018;
Enrollment completion expected by YE 2019

* Indicates anticipated events based on the company's expectations.

Progenics Pharmaceuticals®
Find Fight and Follow®

KOLs Drive Development of PyL

Leveraging investigator-sponsored studies to expand and advance PyL development

Stanford University School of Medicine

- This 50-patient study reported that PyL imaging localized disease in the majority of patients, including those with ***very low PSA levels***
- PyL imaging had an impact on clinical management ***in 65% of the patients***, including 25% who had negative findings with conventional imaging[1]

The Journal of Nuclear Medicine

- Data from a Prospectively Designed Independent Trial of 130 Patients showed that PyL upstaged and downstaged disease in 65.5% of patients, improved physician decision-making in ***89.1% of patients***, and changed management plans in 87.3% of patients[2]

References: 1. Harrison et al 2019 J Urol 201(4S):e1002 (abstract #: LBA-22).; 2. Rousseau et al 2019 J Nucl Med 2019; doi: 10.2967/jnumed.119.226381

Progenics Pharmaceuticals
Find Fight and Follow

PSMA Artificial Intelligence (AI) promises faster, more accurate image analysis compared to a human reader

Demonstrated clinical utility of PSMA AI

- Prospectively planned retrospective analysis of PSMA images
  - Automated analysis performed using deep convolutional neural network algorithms
  - PSMA-targeted imaging data sourced from previous trials
- **Statistically significant improvement achieved over manual assessment**
  - Increased diagnostic accuracy, precision, speed, and reproducibility
  - Results to be presented at scientific conference in June



Since 2013, we have an ongoing licensing arrangement with FUJIFILM Toyama Chemical Co for the rights to the BONENAVI software in Japan

Progenics Pharmaceuticals®
Find Fight and Follow®

Key partnerships position Progenics as a leader in the development of radiopharmaceuticals to detect and treat prostate cancer

Bayer

- Global enterprise with core competencies in the field of health care
- Partnership to develop PSMA-targeted Thorium Conjugate (PSMA-TTC)
- First patient dosed in Phase 1 trial May 2019 triggered $2M development milestone
- Single-digit royalties on net sales, potential for an additional $174M in development & commercialization milestones

Curium

- Largest vertically integrated radio-pharmaceutical manufacturer in the industry
- Exclusive license to develop and commercialize PyL in Europe
- Double-digit royalties on net sales of PyL

Fujifilm

- Subsidiary engaged in new diagnostic and therapeutic radio-pharmaceuticals
- Ongoing licensing arrangement for rights to the BONENAVI computer-assisted diagnostic software

ROTOP

- Leading radio-pharmaceutical company focused on diagnostics and therapeutics
- Exclusive license to develop and commercialize 1404 in Europe
- Double-digit, tiered royalties on net sales of 1404

Corporate Overview

Progenics Pharmaceuticals®
Find Fight and Follow®

Financial Overview

1Q19 Financial Snapshot

- $109.6M cash as of 3/31/19
- Quarterly Revenue: $4.3M
- Net loss: $0.22 per share
- 84.5M shares outstanding

Strong financial position to advance portfolio and launch AZEDRA

AZEDRA®
iobenguane I 131 injection for intravenous use

- AZEDRA revenue expected 2Q19

RELISTOR® franchise provides financial foundation:

RELISTOR® methylnaltrexone bromide

- Marketed by Bausch Health
- Royalty scale based on U.S. net sales, ranging from **15%–19%**
- Entitled to receive 60% of revenues received by Bausch Health from ex-U.S. sub-licensees
- Royalty-backed agreement with Healthcare Royalty Partners
  - $50M of non-recourse loan proceeds received November 2016
- Progenics retains long-term upside potential, including rights to the sales milestones totaling up to **$200M**, including $10M on first $100M in US net sales

Progenics Pharmaceuticals®
Find Fight and Follow®

Leading development of targeted radiopharmaceuticals to detect and treat cancer

Upcoming milestones

AZEDRA
- Progress Launch — **2019**
- Advance Life Cycle Management Initiatives

1095
- ✓ Initiate Phase 2 Trial — **2Q19**

PyL
- ✓ Data to be presented at upcoming scientific meetings — **1H19**
- Curium to meet with EMA to determine regulatory path in Europe
- Complete Enrollment in Pivotal Phase 3 Trial — **4Q19**

1404
ROTOP to meet with EMA to determine regulatory path in Europe — **2H19**

PSMA-TTC
- ✓ Bayer to Enroll Phase 1 Trial — **2019**

PSMA AI
- ✓ Data to be presented at upcoming scientific meetings — **2Q19**
- Leverage PSMA Targeted Imaging data to develop algorithms for the automatic detection and quantification of prostate cancer images — **2019**

PGNX is positioned for future success

- ✓ Leader in developing innovative cancer treatments and technologies
- ✓ Achieving meaningful progress in advancing key programs internally while securing strategic partnerships to maximize value of portfolio
- ✓ Near-term revenue growth driven by commercial assets
  - ✓ AZEDRA: Only FDA approved commercial therapy for addressing rare cancer
  - ✓ RELISTOR: Commercially available, FDA approved drug for OIC treatment in people with advanced illness and cancer / non-cancer SC formulation and oral OIC
- ✓ Promising key late-stage pipeline products positioned to fuel long-term growth and shareholder value
  - ✓ PyL: Phase 3 data expected early 2020, followed by potential NDA filing in 2020
  - ✓ 1095: Phase 2 interim analysis may support rapid advancement into Phase 3

Appendix

Progenics Pharmaceuticals®
Find Fight and Follow®

Board leadership and composition

Board Independence

- All 6 non-executive Directors are independent, including the Board Chairman
- Each of the Nominating and Corporate Governance Committee, Compensation Committee, Audit Committee and Compliance Committee is composed solely of independent Directors
- 3 newest directors offer Progenics a "fresh perspective" while remaining tenured directors offer both experienced company and industry insights

Diverse Perspective

- Directors hail from numerous geographies and professional pharmaceutical backgrounds
- 2 of the 7 Directors are women

Leadership Experience

- Majority of the Board includes current or former chief executives and Directors of other world-class public pharmaceutical companies
  - Majority of the non-executive Directors are former or current CEOs, Presidents or Chief Executives of pharmaceutical companies
  - Majority of the non-executive Directors have served on other public company Boards

Industry Knowledge and Experience

- Majority of the non-executive Directors have significant experience in commercial-stage oncology / pharmaceuticals
- Majority of the non-executive Directors are current or former Senior Executives or Directors of world-class companies engaged in research, development, and commercialization of oncology pharmaceuticals

Independent and highly qualified Board

	Public Company Board Experience	Oncology / Pharma. Expertise	Financial Expertise	Commercial / Development Expertise	Date Appointed	Relevant Experience
Peter J. Crowley	✓	✓	✓		Q1'09	WindRose, AnaBios, CIBC, medicalknowledgegroup
Bradley L. Campbell		✓		✓	Q2'16	Amicus Therapeutics*, genzyme, BioNJ, Bristol-Myers Squibb
Karen Jean Ferrante	✓	✓		✓	Q1'14	Millennium Pharmaceuticals, Bristol-Myers Squibb, tikai pharmaceuticals, Pfizer, CHI-MED*, Takeda*, UNUM Therapeutics*, MacroGenics*, Baxalta
Michael D. Kishbauch	✓	✓	✓	✓	Q4'13	Achillion, MedImmune, OraPharma, Novartis, catabasis*, Ariad
David A. Scheinberg	✓	✓		✓	Q1'96	SELLAS*, sapience therapeutics*, Memorial Sloan Kettering Cancer Center, Pfizer, OncoPep
Nicole S. Williams	✓	✓	✓		Q1'07	Abraxis BioScience, Catalent, Intercept, Cellmark

* Denotes current directorship

Progenics' Board has the right mix of skills and experience to effectively guide the Company for long-term success

All trademarks, registered or otherwise, are the property of their respective owner.
© 2019 Progenics Pharmaceuticals, Inc.

Progenics Pharmaceuticals
Find Fight and Follow